Finance Expenses, Net	12 Months Ended
Dec. 31, 2017
Other Income and Expenses [Abstract]
Finance Expenses, Net

NOTE 13 - FINANCE EXPENSES, NET

	Years ended December 31,
	2017	2016
	(in thousands)

Bank fees and interest	$1	$1
Change in fair value of derivative warrant liability	(285)	(262)
Financing loss on debt extinguishment	2,364	-
Exchange rate differences	5	(44)
Revaluation and interest on convertible loans	237	333
	$2,322	$28